                                                                   EXHIBIT 10.Q


                                      SIXTH AMENDMENT and WAIVER dated as of
                                      March 31, 1995 to the CREDIT AGREEMENT
                                      dated as of November 21, 1991 (as the same has been amended by the Amendment and Waiver dated as of August 27, 1993, the Amendment and Waiver dated as of September 14, 1993, the Amendment dated as of December 7, 1993, the Fourth Amendment Agreement dated as of July 27, 1994, the Fifth Amendment and Waiver dated as of October 11, 1994 and as the same may be further amended, supplemented or modified from time to time in accordance with its terms, the "Credit Agreement), among NAPCO SECURITY SYSTEMS, INC., a Delaware corporation (the "Borrower"), the guarantors signatory hereto (collectively, the "Guarantors"), the lenders named in SCHEDULE 2.01 and
                                      2.06 of the Credit Agreement
                                      (collectively, the "Lenders") and
                                      CHEMICAL BANK, as agent for the Lenders
                                      (in such capacity, the "Agent").

WHEREAS, the Borrower and the Guarantors wish to amend and waive certain provisions of the Credit Agreement;

WHEREAS, the Agent and the Lenders have consented to amend and waive the Credit Agreement to reflect the requests herein set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:



  1.       Waiver of Article VII. NEGATIVE COVENANTS. Section 7.10. Current
           ----------------------------------------------------------------
           Ratio.
           ------

           Compliance with Article VII. Section 7.10. of the Credit Agreement is hereby waived for the interim six (6) months ended December 31, 1994 to permit the Current Ratio of the Borrower and its Consolidated subsidiaries to be less than 1.99 to 1.0 provided, however, such ratio was not less than 1.80 to 1.0 as of such interim period end.

           2.      Waiver of Article VII NEGATIVE COVENANTS. Section 7.14. Total
                   -------------------------------------------------------------
                   Unsubordinated Liabilities to Tangible Net Worth Ratio.
                   -------------------------------------------------------

                   Compliance with Article VII. Section 7.14. of the Credit Agreement is hereby waived for the interim six (6) months ended December 31, 1994 to permit the ratio of Total Unsubordinated Liabilities of the Borrower and its Consolidated subsidiaries to Tangible Net Worth of the Borrower and its Consolidated subsidiaries plus Consolidated Subordinated Indebtedness to be greater than 1.05 to 1.0 provided, however; such ratio was not greater than 1.09 to 1.0.

           3.      Waiver of Article VII. NEGATIVE COVENANTS. Section 7.18. Debt
                   -------------------------------------------------------------
                   Service Coverage Ratio.
                   -----------------------

                   Compliance with Article VII. Section 7.18. of the Credit Agreement is hereby waived for the interim six (6) months ended December 31, 1994 to permit the Debt Service Coverage Ratio of the Borrower and its Consolidated subsidiaries to be less than 1.02 to 1.0 provided, however, such ratio was not less than .824 to 1.0 as of such interim period end.

           4.      Waiver of Article VII NEGATIVE COVENANTS. Section 7.19.
                   ------------------------------------------------------
                   Inventory Reliance.
                   -------------------

                   Compliance with Article VII Section 7. 19. of the Credit Agreement is hereby waived for the interim six (6) months ended December 31, 1994 to permit the Inventory Reliance of the Borrower and its Consolidated subsidiaries to be more than 18% provided, however, the Inventory Reliance of the Borrower and its Consolidated subsidiaries was not greater than 34% as of such interim period end.

           5.      Amendment to Article VI AFFIRMATIVE COVENANTS. Section 6.05.
                   ------------------------------------------------------------
                   Financial Statements. Reports. etc. (b).
                   ----------------------------------------

                   Article VI Section 6.05. (b) of the Credit Agreement is hereby amended by (i) inserting the phase "(i)" immediately preceding the word "within" contained in the first line thereof and (ii) inserting the following phrase immediately preceding the semi-colon at the end of such sub-section as follows:

                   " and (ii) within forty-five (45) days after the end of each calendar month, a Consolidated balance sheet and a Consolidated income statement of the Borrower and its Consolidated subsidiaries showing the financial condition of the Borrower and its Consolidated subsidiaries as of the close of the immediately preceding calendar month and results of operations of the Borrower and Consolidated subsidiaries for the immediately preceding calendar month, a Consolidated statement of shareholders' equity of the Borrower and its Consolidated subsidiaries as of the end of the immediately preceding calendar month and a Consolidated statement of cash flow of the Borrower and its Consolidated subsidiaries for the end of the immediately preceding calendar month, all in reasonable detail and setting forth in comparative form (commencing one (1) year from the date of the Sixth Amendment and Waiver to this Credit Agreement) the figures for the comparable month for the previous calendar year, certified by the Financial
       Officer of the Borrower as presenting fairly the financial condition and results of operations of the Borrower and subsidiaries and as having been prepared in accordance with generally accepted accounting principles consistently applied, in each case subject to normal year-end audit adjustments".

6.     Amendment to Article VI AFFIRMATIVE COVENANTS. Section 6.05.
       ------------------------------------------------------------
       Financial Statements, Reports, etc.
       -----------------------------------

       Article VI Section 6.05. of the Credit Agreement is hereby amended by deleting in their entirety all sub-sections following sub-section "(i)" contained therein and substituting therefor the following new sub-sections "(j)", "(k)", "(l)" and "(m)":

       "(j) as soon as practicable, copies of all budgets covering non-construction costs, which as to their accuracy must be satisfactory to the Agent;

       (k) OTHER REPORTS. (a) As soon as available, but in no event later than forty-five (45) days after the end of each fiscal quarter of the Borrower (i) production output schedules and (ii) schedules of staffing levels in the United States and the Dominican Republic, each in form, substance and detail satisfactory to the Agent and (b) As soon as available, but in no event later than forty-five (45) days after the end of each calendar month (i) accounts receivable aging schedules of the Borrower and its Consolidated subsidiaries, with separate sub-totals for foreign and domestic accounts receivable and (ii) inventory designation schedules of the Borrower and its Consolidated subsidiaries, designating foreign and domestic inventory separately, each in form, substance and detail satisfactory to the Agent.

       (l) MONTHLY REPORTS. As soon as available but in no event later than ten
       (10) days after the end of each month, a schedule of expenses (by type and dollar amount) to be incurred in connection with the completion of the Caribe Building (as defined in the Chemical/BNY Loan Agreement); and

       (m) such other information as the Agent or any Lender may reasonably request."

7.     Amendment to Article VI AFFIRMATIVE COVENANTS. Section 6.08.
       ------------------------------------------------------------
       Maintaining Records: Access to Properties and Inspections.
       ----------------------------------------------------------

       Article VI Section 6.08. of the Credit Agreement shall be amended by adding the following phrase immediately to the end thereof as follows:

       "In addition to the foregoing, commencing at such time as the Borrower is no longer obligated to the Agent pursuant to the Chemical/BNY Loan Agreement, the Agent shall be permitted to conduct a field examination of the books, records, internal accounting and reporting procedures and all assets of the Borrower and its subsidiaries once each calendar year, the costs and expenses of which shall be paid for by the Borrower up to an aggregate amount of $20,000 (with amounts in excess thereof paid for by the Agent). Such field examination shall be performed by an independent firm (the "Firm") designated by the Agent. The Agent will provide the Borrower with a copy of the invoice rendered by the Firm in connection with the completion of any field examination and the Agent will request that the Firm provide in the invoice a time summary by area and related billing rates charged. Should the Agent desire to conduct more than one field examination during the course of a given calendar year, the costs and expenses of such additional field examinations shall be paid for by the Agent. The Agent agrees that any such field examinations shall not be conducted (i) at any time during the forty-five days immediately following the end of the first, second and third fiscal quarters of any fiscal year of the Borrower nor (ii) at any time during the ninety days immediately following the end of each fiscal year of the Borrower."

8.     Amendment to Article VII NEGATIVE COVENANTS. Section 7.04.
       ----------------------------------------------------------
       Capital Expenditures.
       ---------------------

       Article VII Section 7.04. of the Credit Agreement is hereby amended by deleting in its entirety, for the period "Fiscal year ending June 30, 1995", the corresponding requirement set forth under the column heading "MAXIMUM AMOUNT" and substituting therefor the following:

       "$3,800,000, but not more than $2,500,000 in capital expenditures for the Caribe Building (as defined in the Chemical/BNY Loan Agreement) and not more than $1,300,000 for all other capital expenditures;"

9.     Amendment to Article VII. NEGATIVE COVENANTS. Section 7.10.
       -----------------------------------------------------------
       Current Ratio.
       --------------

       Article VII Section 7.10. of the Credit Agreement is hereby amended by deleting it in its entirety and by substituting therefor the following:

       "SECTION 7.10. CURRENT RATIO. Permit the Current Ratio of the Borrower and its Consolidated subsidiaries (i) to be less than 1.99 to 1.00 from July 1, 1994 until December 30, 1994, (ii) to be less than 1.70 to 1.00 at all times from December 31, 1994 until December 30, 1995, (iii) to be less than 1.85 to 1.00 at all times from December 31, 1995 until June 29, 1996 and (iv) to be less than 2.25 to 1.00 at all times from June 30, 1996 and thereafter."

10.    Amendment to Article VII NEGATIVE COVENANTS. Section 7.14. Total
       ----------------------------------------------------------------
       Unsubordinated Liabilities to Tangible Net Worth Ratio.
       -------------------------------------------------------

       Article VII Section 7.14. of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

       "SECTION 7.14. TOTAL UNSUBORDINATED LIABILITIES TO TANGIBLE NET WORTH RATIO.

       Permit the ratio of (x) Total Unsubordinated Liabilities of the Borrower and its Consolidated subsidiaries to (y) Tangible Net Worth of the Borrower and its Consolidated subsidiaries plus Consolidated Subordinated Indebtedness, (i) to be greater than 1.05 to 1.00 at any time from July 1, 1994 until December 30, 1994, (ii) to be greater than
       1.15 to 1.00 at any time from December 31, 1994 until September 29, 1995, (iii) to be greater than 1.10 to 1.00 at any time from September 30, 1995 until December 30, 1995 and (iv) to be greater than 1.00 to
       1.00 at any time from December 31, 1995 and thereafter."

11.    Amendment to Article VII. NEGATIVE COVENANTS. Section 7.18. Debt
       ----------------------------------------------------------------
       Service Coverage Ratio.
       -----------------------

       Section 7. 18 of the Credit Agreement is hereby amended by deleting it in its entirety and by substituting therefor the following:

         "SECTION 7.18. DEBT SERVICE COVERAGE RATIO. Permit the Debt Service Ratio of the Borrower and its Consolidated subsidiaries to be less than:

           (i) 1.02 to 1.00 at any time from July l, 1994 until December 30, 1994;

          (ii) .824 to 1.00 at any time from December 31, 1994 until June 29, 1995;

         (iii) .94 to 1.00 at any time from June 30, 1995 until June 29, 1996;
               and

          (iv) 1.00 to 1.00 at any time from June 30, 1996 and thereafter."

12.    Amendment to Article VII NEGATIVE COVENANTS. Section 7.19.
       ----------------------------------------------------------
       Inventory Reliance.
       -------------------

       Section 7.19 of the Credit Agreement is hereby amended by deleting it in its entirety and by substituting therefor the following:

          "Section 7.19 INVENTORY RELIANCE. Permit the Inventory Reliance of the Borrower and its Consolidated subsidiaries to be more than (i) 18% at any time from July 1, 1994 until December 30, 1994, (ii) 37% at any time from December 31, 1994 until June 29, 1995, (iii) 34% at any time from June 30, 1995 until September 29, 1995, (iv) 32% at any time from September 30, 1995 until December 30, 1995, (v) 30% at any time from December 31, 1995 until March 30, 1996, (vi) 20% at any time from March 31, 1996 until June 29, 1996 and (vii) 10% at any time from June 30, 1996 and thereafter."

13.    Amendment to Article VII NEGATIVE COVENANTS.
       --------------------------------------------

       Article VII of the Credit Agreement is hereby amended by adding the following new "SECTION 7.20 INVENTORY TURNOVER DAYS." as follows:

          "SECTION 7.20. INVENTORY TURNOVER DAYS. In the case of the Borrower and its Consolidated subsidiaries, permit the number of inventory days in any Test Period, as defined below, to exceed the number of days for the corresponding period set forth below (inventory days shall mean (a) the Consolidated inventory of the Borrower and its Consolidated subsidiaries as of the last day of such Test Period divided by (b) the Consolidated cost of goods sold of the Borrower and its Consolidated subsidiaries for such Test Period, times (c) the number of days in such Test Period):

          Period                                    Number of Days
          ------                                    --------------
          March 31, 1995 - June 29, 1995                  276
          June 30, 1995 - September 29, 1995              258
          September 30, 1995 - December 30, 1995          246
          December 31, 1995 - March 30, 1996              238
          March 31, 1996 - June 29, 1996                  218
          June 30, 1996 and thereafter                    208

          Test Period shall mean the immediately preceding four fiscal quarters of the Borrower and its Consolidated subsidiaries ending on the date the number of "Inventory Turnover Days" is calculated."

This SIXTH AMENDMENT and WAIVER shall be construed and enforced in accordance with the laws of the State of New York.

Except as expressly amended, waived or consented to hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

This SIXTH AMENDMENT and WAIVER herein contained is limited specifically to the matters set forth above and does not constitute directly or by implication an amendment or waiver of any other provision of the Credit Agreement or any default which may occur or may have occurred under the Credit Agreement.

The Borrower hereby represents and warrants that, after giving effect to this SIXTH AMENDMENT and WAIVER, no Event of Default or Default exists under the Credit Agreement or any other related document.

Please be advised that should there be a need for further amendments or waivers with respect to these covenants or any other covenants, those requests shall be evaluated by the Agent and the Lenders when formally requested, in writing, by the Borrower and the Guarantors.

This SIXTH AMENDMENT and WAIVER may be executed in two or more counterparts, each of which shall constitute an original, but all of which when, taken together shall constitute but one SIXTH AMENDMENT and WAIVER. The SIXTH AMENDMENT and WAIVER shall become effective when (i) duly executed counterparts hereof which, when taken together, bear the signatures of each of the parties hereto shall have been delivered to the Agent and (ii) the Agent shall have received copies of executed waivers and amendments (as appropriate) to (a) the Chemical/BNY Loan Agreement and (b) the Letter of Credit and Bond Purchase Agreement dated as of April 1, 1985 between the Borrower and Chemical Bank.

Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

IN WITNESS WHEREOF, the Borrower, the Guarantors and the Agent have caused this SIXTH AMENDMENT and WAIVER to be duly executed by their duly authorized officers, all as of the day and year first above written.



                                      NAPCO SECURITY SYSTEMS, INC.



                                     By: /s/ K. S. Buchel
                                        ---------------------------
                                     Name:
                                     Title: V.P.

                                      Guarantors:

                                      NAPCO SECURITY SYSTEMS
                                      INTERNATIONAL INC.
                                      UMI MANUFACTURING CORP.
                                      RALTECH LOGIC, INC.
                                      E.E. ELECTRONIC
                                      COMPONENTS, INC.
                                      ALARM LOCK SYSTEMS, INC.
                                      DERRINGER SECURITY
                                      SYSTEMS, INC.



                                      By: /s/ K. S. Buchel
                                         -------------------------
                                      Name:
                                      Title: V.P.


CHEMICAL BANK, as Agent and Lender



By: /s/ Robert F. Eisen Jr.
   -----------------------------
Name: Robert F. Eisen Jr.
Title: V.P.